             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                              CREDIT SUISSE TRUST
                     GLOBAL POST-VENTURE CAPITAL PORTFOLIO

The following information supersedes certain information in the portfolio's Statement of Additional Information.

The Global Post-Venture Capital Portfolio's investments in Private Funds will be valued at the time of investment at the amount invested in the Private Fund, unless and until CSAM determines that such value does not represent fair value, in which case fair value will be determined. Thereafter, investments in Private Funds held by the Global Post-Venture Capital Portfolio are valued at their "fair values" using procedures approved by the Board of Trustees. CSAM shall review daily the Global Post-Venture Capital Portfolio's fair valued securities.

OTHER CONTRARY INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS SUPERSEDED.

Dated: June 16, 2003